AlloVir Virtual Investor Event December 13, 2021 Exhibit 99.2

Disclaimer This presentation has been prepared by AlloVir, Inc. (“we,” “us,” “our,” “AlloVir” or the “Company”) and is made for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy securities. This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the safety, efficacy and regulatory and clinical progress of our product candidates, including posoleucel. All such forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. The use of words such as, but not limited to, “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “intend,” “future,” “potential,” or “continue,” and other similar words or expressions are intended to identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, our clinical results and other future conditions. All statements other than statements of historical facts contained in this presentation, including statements regarding future results of operations and financial position, business strategy, current and prospective product candidates ongoing, and planned clinical trials and preclinical activities, including the initiation, timing, enrollment, progress and results of our preclinical and clinical studies and our research and development programs, product approvals, research and development costs, current and prospective collaborations, timing and likelihood of success, including our ability to advance and successfully complete clinical studies, the timing and likelihood of success of our clinical trials, and the timing or likelihood of regulatory filings and approvals, expectations regarding market acceptance and size, plans for launch and commercialization, plans and objectives of management for future operations, and future results of anticipated product candidates, are forward-looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. These statements are also subject to a number of material risks and uncertainties that are discussed in the section entitled "Risk Factors" in our quarterly report on Form 10-Q for the fiscal quarter ended September 30, 2021, as well as discussions of potential risks, uncertainties, and other important factors in our subsequent filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it was made. Neither we, nor our affiliates, advisors or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and we make no representation as to the adequacy, fairness, accuracy or completeness of any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source.

Diana Brainard, M.D. Chief Executive Officer AlloVir, Inc. (Nasdaq: ALVR)

AlloVir: A Leading Innovator in Allogeneic, Off-the-Shelf, Virus-Specific T Cell Immunotherapies


Clinically validated platform

93% overall response rate in Phase 2 study

Expedited regulatory review pathways (RMAT, PRIME)


Rich pipeline

4 products targeting 12 viruses with both treatment and prevention potential

Posoleucel in 3 Phase 3 trials* and 1 ongoing proof-of-concept study by 1H 2022


Manufacturing at scale

Simple, non-gene-edited, scalable process with manufacturing redundancy

Off-the-shelf delivery for patient access within 48 hours


Large unmet need and global opportunity

Currently focused on stem cell and solid organ transplant patients

Expanding to additional patient populations

*Phase 3 trial for multi-virus prevention anticipated to initiate in 1H 2022, following FDA review of final protocol.
RMAT = Regenerative Medicine Advanced Therapy designation granted by the US Food and Drug Administration; PRIME = Priority Medicines designation granted by the European Medicines Agency.

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Our Pipeline Targets 12 Unique Viruses

Multi-VST

Candidate	Target Population	Target Indication	Preclinical	POC	Pivotal
Posoleucel (ALVR105)	Allo-HCT	vHC treatment			
		AdV treatment			Dec '21
		Multi-virus prevention*			1H '22
	Kidney transplant	BKV treatment			
	Solid organ transplant	Multi-virus prevention*			
ALVR106	Allo- / Auto-HCT	hMPV, Flu, PIV, RSV treatment		Dec '21	
	High-risk general population	hMPV, Flu, PIV, RSV treatment			
ALVR107	Chronic HBV	HBV cure			
ALVR109	Immunocompromised	COVID-19 treatment			Compassionate Use Access

Single VST

*Prevention of adenovirus (AdV), BK virus (BKV), cytomegalovirus (CMV), Epstein-Barr virus (EBV), human herpesvirus 6 (HHV-6), JC virus (JCV). Phase 3 trial in allo-HCT anticipated to initiate in 1H 2022, following FDA review of final protocol.
Allo-HCT = allogeneic hematopoietic cell transplantation; Auto-HCT = autologous HCT; HBV = hepatitis B virus; hMPV = human metapneumovirus; Flu = influenza; PIV = parainfluenza virus; POC = proof-of-concept; RSV = respiratory syncytial virus; vHC = virus-associated hemorrhagic cystitis; VST = virus-specific T cell.

allo vir 5
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AlloVir's Therapies Aim to Treat or Prevent Life-Threatening Viral Diseases For Immunocompromised Patients[1-13]


Challenges

Vulnerable Populations

Single and multiple viral infections are common in the immunocompromised:

- HCT & SOT recipients
- The elderly & the very young
- Patients on chemotherapy or immunomodulators

Limited or No Treatment Options

Therapeutic options raise concerns about:

- Lack of efficacy for off-label treatments
- Significant toxicity
- Emergence of resistance

Substantial Morbidity & Mortality

Uncontrolled viral diseases can:

- Prolong hospitalization
- Increase risk for GVHD or graft rejection
- Cause end-organ damage
- Result in death


Solution

Immunity Restored with VSTs

VSTs are a clinically validated approach to restoring protective T-cell immunity

AlloVir's VSTs:

- **Address the underlying immune deficit in high-risk patient populations**
- **Target multiple viruses with limited to no treatment options**
- **Offer off-the-shelf delivery to reach patients quickly**

GVHD = graft vs host disease; SOT = solid organ transplant.

1. Abudayyeh A, et al. *Am J Transplant.* 2016;16:1492-1502; 2. Camargo JF, Komarduri KV. *Hematol Oncol Stem Cell Ther.* 2017;10:233-238; 3. Cesaro S, et al. *Bone Marrow Transplant.* 2018;doi:10.1038/s41409-018-0421-0; 4. Leen AM, et al. *Blood.* 2009;114(19):4283-4292; 5. Perruccio K, et al. *Biol Blood Marrow Transplant.* 2018;24:2549-2557; 6. Saribas AS, et al. Future Virol. 2010;5(3):313-323. doi:10.2217/fvl.10.12; 7. Cho SY, et al. *Kor J Intern Med.* 2018;33:256-276; 8. Law N, Kumar D. *Drugs Aging.* 2017;34:743-754; 9. Gentile G, Antonelli G. *Viruses.* 2019;11:doi:10.3390/v11111049; 10. Kedia S, et al. *J Stem Cell Res Ther.* 2013;doi:10.4172/2157-7633.S3-002; 11. Ison MG, Hirsch HH. *Clin Microbiol Rev.* 2019;32(4):1-33; 12. Jose RJ, et al. *Medicine. 2020.* doi:10.1016/j.mpmed.2020.03.006; 13. Simon AK, Hollander GA, McMichael A. *Proc Biol Sci.* 2015;282(1821):20143085.

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Following HCT, Patients are Susceptible to Life-Threatening Viral Infections[1-6]



Window of Susceptibility
Patients with Reactivation of Single or Multiple Viruses (%)[3,4,a]
Host T Cells
HCT-Derived T Cells
<20
20–40
40–60
>60
40–60
20–40
<20
HCT
14
28
100
180 days post-HCT
Conditioning for HCT
(Lymphodepletion)
Engraftment
Post-Engraftment

[a]Post 100-day data for proportion of patients with viral detection is from Huang YT, et al, as Hill J, et al only measured out to 100 days.

1. Kedia S, et al. *J Stem Cell Res Ther* 2013;S3; 2. Ison M, Hirsch H. *Clin Microbiol Rev* 2019;32:e00042-19; 3. Hill J, et al. *Blood* 2017;129:2316-25; 4. Huang YT, et al. *Biol Blood Marrow Trans* 2017;23:1759-66; 5. Stern L, et al. *Front Immunol* 2018;9:1672; 6. Hill J, et al. *Clin Infect Dis* 2018;66:368-75.

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Posoleucel is Designed to Treat and Prevent Viral Infections and Diseases Until the Patient's Own Immune System Recovers[1-6]



Posoleucel
Window of Susceptibility
Patients with Reactivation of Single or Multiple Viruses (%)[3,4,a]
Host T Cells
HCT-Derived T Cells
<20
20–40
40–60
>60
40–60
20–40
<20
HCT
14
28
100
180 days post-HCT
Conditioning for HCT
(Lymphodepletion)
Engraftment
Post-Engraftment

[a]Post 100-day data for proportion of patients with viral detection is from Huang YT, et al, as Hill J, et al only measured out to 100 days.

1. Kedia S, et al. *J Stem Cell Res Ther* 2013;S3; 2. Ison M, Hirsch H. *Clin Microbiol Rev* 2019;32:e00042-19; 3. Hill J, et al. *Blood* 2017;129:2316-25; 4. Huang YT, et al. *Biol Blood Marrow Trans* 2017;23:1759-66; 5. Stern L, et al. *Front Immunol* 2018;9:1672; 6. Hill J, et al. *Clin Infect Dis* 2018;66:368-75.

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Sanjeet Dadwal, M.D. Chief, Division of Infectious Diseases and Professor of Medicine City of Hope

Posoleucel (ALVR105), an Off-the-Shelf, Multivirus-Specific T-Cell Therapy, for the Prevention of Viral Infections Post-HCT Results from an Open-Label Cohort of a Phase 2 Trial Sanjeet S. Dadwal1, Michael Schuster2, Gary Douglas Myers3, Keith Boundy4, Marshelle Warren5, Elizabeth Stoner4, Thuy Truong1, Joshua A. Hill6 1City of Hope National Medical Center, Duarte, CA; 2Stony Brook Cancer Center, Stony Brook, NY; 3Children's Mercy Hospital, Kansas City, MO; 4AlloVir, Cambridge, MA; 5Glacier Bio, North Bend, WA; 6Fred Hutchinson Cancer Research Center, Seattle, WA

Multi-Virus Infections Are Common in Allogeneic HCT Patients and Contribute to Significant Mortality AdV: adenovirus; CMV: cytomegalovirus; EBV: Epstein-Barr virus; HHV-6: human herpesvirus 6. 1. Hill et al, Blood 2017; Overall survival, number of viruses at the same time (N=358) Months after HCT Survival probability 0% 20% 40% 60% 80% 100% 0 1 2 3 4 5 6 7 8 9 10 0-1 2 ≥ 3 12 11 No. of viruses at the same time Global log-rank, p=0.03 Censored Overall survival, number of viruses at the same time1 (N=358) 100% 80% 60% 40% 20% 0% 0 10 20 30 40 50 60 70 80 90 100 Cumulative incidence probability Days After HCT ≥1 virus ≥2 viruses ≥3 viruses ≥4 viruses Incidence of AdV, BKV, CMV, EBV, or HHV-6 infection1 (N=404) 61% of patients were treated with antiviral therapies, excluding rituximab, within the first 100 days

Approximately 70% Incidence of Clinically Significant Infection and Disease due to AdV, BKV, CMV, EBV, HHV-6, or JCV in High-Risk Allo-HCT Patients

- Allogeneic HCT (allo-HCT) patients are at high risk for common dsDNA infections: AdV, BKV, CMV, EBV, HHV-6, and JCV
- Allo-HCT patients at highest risk: haploidentical donor, UCB, MMUD, MUD, MMRD, T cell depletion (~75% of total allo-HCT patients[1])

Estimated incidence of clinically significant viral infection or disease


100%
80%
60%
40%
20%
0%
Cumulative incidence
70%
30%
40%
Viral complications in high-risk allo-HCT not captured in EMR databases2-7
Unrelated donor HCT: EMR database analysisa

[a]>1400 patients identified between Jan 2018 and Apr 2021 through use of ganciclovir, valganciclovir, foscarnet, cidofovir, or rituximab or ICD-9/10 code for viral disease where available (e.g., does not include virus associated hemorrhagic cystitis)

Conservative estimate

- Not all viral infections or diseases captured
- EMR database does not include patients with haploidentical HCTs

There is an unmet need for preventive therapies targeting multiple viruses in high-risk allo-HCT patients

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1. CIBMTR 2020 summary report; 2. Slade et al. *Transpl Infect Dis*. 2017; 3. Mohty et al. *British Journal of Haematology* 2019; 4. Salamonowicz-Bodzioch et al. *Ann Hematol*. 2021; 5. Chang et al. *J Blood Med*. 2019; 6. El-Zimaity et al. *Blood* 2004; 7. Gargiulo et al. *eCancer* 2014

Posoleucel (ALVR105)

- Allogeneic, off-the-shelf, multivirus-specific T-cell (VST) therapy targeting AdV, BKV, CMV, EBV, HHV-6, and JCV[a]
- 93% response rate in Phase 2 CHARMS study[1]



Seropositive donors
PBMCs
VST Expansion (14±3 days)
12 Selected Antigens + Cytokines
Potency Confirmation
Cryopreservation
Treatment of patient

[a]JCV activity based on homology with BKV
1. Tzannou et al. *Blood* 2020

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` Phase 2 Multi-Virus Prevention Open-Label Study Design aNCT04693637 bHigh-risk allo-HCT defined as: umbilical cord donor, haploidentical donor, MMRD, MUD, MMUD, recipient of T-cell depletion (ex vivo, alemtuzumab, ATG), persistent lymphopenia <180/mm3 Baseline (Day 1) Posoleucel 1st infusion 14 weeks Primary endpoint 52 weeks Post-study visit 26 weeks Key secondary endpoint Posoleucel Every 14 days for 7 doses 12 weeks follow-up High-riskb allo-HCT patients (N=25) ≥1 year of age Aviremic or viremic without clinically significant disease Posoleucel infusion Study designa Weekly PCR for 6 viruses Monthly PCR for 6 viruses

Endpoint Primary endpoint: The number of new onset clinically significant infections or episodes of end-organ disease through Week 14 Clinically significant viral infection Above viral load threshold CMV: >910 IU/mL EBV/AdV: >10,000 copies/mL OR >1,000 copies/mL and risinga AND Initiation of preemptive antiviral therapy End-organ disease Signs or symptoms of organ damage from AdV, BKV, CMV, EBV, HHV-6, or JCV aDefined as two consecutive results of >1,000 copies/mL with the second result being higher than the first and drawn at least 48 hours after the first

Characteristic N=23 Age, median years (range) 59 (14-73) Female, n (%) 12 (52%) Non-Caucasian or Latino, n (%) 11 (48%) Diagnosis, n (%)      Leukemia 14 (61%)      Myelodysplasia/Myelofibrosis   3 (13%)      Lymphoma   2 (9%)      Sickle cell anemia   2 (9%)      Othera   2 (9%) Baseline Demographics Characteristic N=23 Donor type, n (%)      Haploidentical 14 (61%)      Mismatched unrelated   6 (26%)      Matched unrelatedb   2 (9%)      Umbilical cord blood   1 (4%) Myeloablative conditioning, n (%) 12 (52%) Baseline viremiac, n (%) 10 (43%) Letermovir prophylaxis, n (%) 14 (61%) aMultiple myeloma and adrenoleukodystrophy bMatched unrelated transplant recipients included if also met another high-risk criterion: T cell depletion or persistent lymphopenia C1 AdV, 7 BKV, 2 EBV and/or 4 HHV-6 viremia(s) detected in 10 patients

Patient Disposition 33 patients screened 23 patients dosed Median 3/8 HLA allele matches Median 5 posoleucel doses to date Posoleucel administered a median of 42 days post allo-HCT 10 not dosed 6 did not meet eligibility criteria 3 withdrew consent 1 no matching VST cell line 16 patients through week 14 10 completed dosing 6 discontinued dosinga, b 7 patients with ongoing dosing a4 patients due to AEs assessed not related to posoleucel; 1 patient due to AEs assessed as possibly related to posoleucel; 1 patient withdrew consent bMedian (range) posoleucel doses: 3 (1-6)

Safety and Tolerability No unexpected treatment-emergent adverse events (TEAEs) or serious adverse events (SAEs) were reported 6/23 (26%) grade II-IV acute GVHD Consistent with 35-50% of grade II-IV GVHD reported in high risk allo-HCTs1-3 No association between reported GVHD and number of HLA matches for posoleucel No association between reported GVHD and number of posoleucel doses Events N=23 Common adverse events (AEs) Diarrhea 7 (30%) Weight decrease 5 (22%) SAEs 11 (48%) Treatment-related SAE 2 (9%)a Deaths 1 (4%)b Posoleucel DC due to TEAEs 3 (13%)c Adverse events of interest Acute GVHD II-IV 6 (26%) Grade II 2 (9%) Grade III 4 (17%) Grade IV 0 (0%) Cytokine release syndrome 0 (0%) Infusion reaction 1 (4%)d 1. Malki et al. Blood Adv. 2021. 2. Saliba RM, et al. Abstract 31. Presented at: TCT 2020. 3. Chen et al., Bone Marrow Transplant. 2017. a1 patient with infusion reaction; 1 patient with acute GVHD bRelapse of primary malignancy ~2 months after the 7th dose of posoleucel C2 patients assessed as not related to posoleucel; 1 patient assessed as possibly related to posoleucel dTolerated subsequent posoleucel doses with pre-medication (diphenhydramine).

Preliminary Results: Primary Endpoint (Week 14) 3 clinically significant infections 2 patients started on pre-emptive valganciclovir for CMV post letermovir withdrawal 1 patient started on rituximab for EBV in the setting of high-dose steroids No end-organ diseasea aOne patient excluded due to BKV hemorrhagic cystitis at baseline % Clinically significant infections through week 14 a

Preliminary Results: Secondary Endpoint (Week 26) aBKV hemorrhagic cystitis at baseline 2 additional clinically significant infections 1 patient started on pre-emptive valganciclovir for CMV post letermovir withdrawal 1 patient started cidofovir for AdV in the setting of high-dose steroids No end-organ disease NR Patients with completed or stopped dosing who did not develop clinically significant infection or disease Patients with ongoing dosing/monitoring who have not developed clinically significant infection or disease Patients who developed newly onset clinically significant infection or disease Patients sample not collected Previous clinically significant infection or disease Week 18 timepoint not yet reached Patient AdV BKV CMV EBV HHV-6 JCV AdV BKV CMV EBV HHV-6 JCV Week 0-14 (Primary Endpoint) Week 15-26 Clinically significant infections by 6 target viruses in high-risk allo-HCT patients receiving posoleucel 1 2 3 4 5 6 7 8 9 10 11 12 NR 13 NR 14 NR 15 NR 16 17a NR 18 NR 19 NR 20 NR 21 NR 22 NR 23 NR Patient

CMV Infection Controlled without Letermovir or Pre-Emptive Therapy while on Posoleucel 61YO / Cutaneous T cell lymphoma / Myeloablative conditioning / MMUD HCT CMV serostatus: D-/R+ Last dose of letermovir was 1 day prior to 1st posoleucel dose No pre-emptive therapy during study Completed all 7 posoleucel doses CMV (IU/mL) CMV viral load in a patient receiving posoleucel

Biomarker Summary Preliminary assessment of T cell activity by IFNg ELIspot (N=4) shows increased T cell activity against the infecting target viruses in patients with clinically significant infection Preliminary data from TCR sequencing (N=6) demonstrate posoleucel can be detected throughout the 14-week dosing period

Conclusions Approximately 70% of high-risk allo-HCT patients develop clinically significant viral infections or disease due to AdV, BKV, CMV, EBV, HHV-6, or JCV In the ongoing, open-label cohort of the Phase 2 Multi-Virus Prevention study: High-risk allo-HCT patients receiving posoleucel had low rates of clinically significant viral infections and no end-organ disease Repeat dosing of posoleucel was generally safe and well tolerated These results support the evaluation of posoleucel for the prevention of infections and diseases from the 6 targeted viruses in the upcoming randomized, placebo-controlled Phase 3 trial

Diana Brainard, M.D. Chief Executive Officer AlloVir, Inc. (Nasdaq: ALVR)

Multi-Virus Prevention Data Underscore the Potential of AlloVir’s Virus-Specific T Cell Platform and Posoleucel Further validation of our VST platform and programs Opportunity to transform both patient outcomes and the overall management of HCT recipients Phase 3 clinical development for both treatment and prevention anticipated by first half of 2022

Ongoing Posoleucel Trial for Multi-Virus Prevention Anticipated to Progress to Phase 3 Registrational Study in 1H 2022


Initiation of Phase 3 placebo-controlled trial
Phase 2
Posoleucel open-label (N=25)
2x10^7 (<40 kg) or 4x10^7 (≥40 kg) cells
R 1:1
Posoleucel
2x10^7 (<40 kg) or 4x10^7 (≥40 kg) cells
Placebo infusion
Week 0 12 14 24
Dose
Primary endpoint
Key secondary endpoint
Week 0 12 14 24
Dose
Primary endpoint
Key secondary endpoint

- Phase 3, multicenter, randomized, double-blind, placebo-controlled
- Key eligibility criteria: high-risk allo-HCT* recipients, including matched unrelated donor
  - Age ≥1 year
  - Aviremic or viremic without clinically significant disease
- Primary endpoint: reduction in clinically significant viral infection and disease

*High-risk all-HCT defined as haploidentical donor, umbilical cord blood, mismatched unrelated donor, matched unrelated donor, mismatched related donor, recipient of T cell depletion, persistent lymphopenia <180/mm^3.
ClinicalTrials.gov NCT04693637.

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Three Ongoing Phase 3 Studies of Posoleucel Anticipated By 1H 2022 *Phase 3 trial for multi-virus prevention in allo-HCT anticipated to initiate in 1H 2022, following FDA review of final protocol. Candidate Target Population Target Indication Preclinical POC Pivotal Posoleucel (ALVR105) Allo-HCT vHC treatment AdV treatment AdV, BKV, CMV, EBV, HHV-6, JCV prevention* Kidney transplant BKV treatment Solid organ transplant AdV, BKV, CMV, EBV, HHV-6, JCV prevention Multi-VST

We Are Delivering on a Broad Set of Preclinical, Regulatory and Clinical Milestones Pivotal trial initiation for AdV Pivotal trial initiation in vHC FDA orphan drug designation for vHC treatment POC trial initiation in multi-virus prevention and initial data POC trial initiation in BKV in kidney transplant Abstract submission for early data from BKV in kidney transplant trial Recent Milestones Remaining 2021 Catalysts IND clearance by FDA for POC trial in multiple respiratory viruses Future Activities POC trial initiation for multiple respiratory viruses Posoleucel ALVR106 ALVR107 Phase 3 trial initiation for multi-virus prevention in HCT patients POC trial initiation for multi-virus prevention in SOT patients ALVR109 Initial data for SARS-CoV-2 POC trial initiation for HBV cure Compassionate use access In vitro, preclinical, IND-enabling studies

Q&A Diana Brainard, M.D. Chief Executive Officer AlloVir Jeroen van Beek, Ph.D. Chief Commercial Officer AlloVir Vikas Sinha, MBA President & Chief Financial Officer AlloVir Sanjeet Dadwal, M.D. Chief, Division of Infectious Diseases Professor of Medicine City of Hope Sonia Choi Senior Vice President, Corporate Affairs & Investor Relations AlloVir